September 28, 2000

Lake Shore Family of Funds
Supplement to Prospectus Dated May 1, 2000

Effective October 9, 2000 the address for the Lake Shore Family of Funds' Underwriter will be 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. After this date please disregard the address printed on the back cover of the Prospectus.